[Logo] M F S(R)                                                ANNUAL REPORT
INVESTMENT MANAGEMENT                                          DECEMBER 31, 2000
WE INVENTED THE MUTUAL FUND(R)




                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GLOBAL EQUITY
                              SERIES

MFS(R) GLOBAL EQUITY SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman and Chief Executive Officer, MFS                500 Boylston Street
Investment Management(R)                                 Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                  DISTRIBUTOR
Private investor and trustee                             MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+                                        Boston, MA 02116-3741
Private investor and real estate consultant; Vice
Chairman, Capitol Entertainment Management Company       INVESTOR SERVICE
(video franchise)                                        MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
PORTFOLIO MANAGER                                        contact your investment professional.
David R. Mannheim*
                                                         CUSTODIAN
TREASURER                                                State Street Bank and Trust Company
James O. Yost*
                                                         AUDITORS
ASSISTANT TREASURERS                                     Deloitte & Touche LLP
Mark E. Bradley*
Robert R. Flaherty*                                      WORLD WIDE WEB
Laura F. Healy*                                          www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED              MAY LOSE VALUE                 NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the year ended December 31, 2000, Initial Class shares of the series provided a total return of -7.09% and Service Class shares returned -7.23%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of -12.92% for the series' benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged, market-capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East.

In the first quarter of 2000, we witnessed the continuation of a powerful market rally that began in the fourth quarter of 1999 in Asia, Europe, and the United States, driven largely by technology and telecommunications stocks. But beginning in March of 2000, a dramatic correction in those sectors dragged down the overall market. The strongest sectors since last spring have been areas outside of technology -- those characterized by slower growth but steadier earnings, such as financial services and health care. The portfolio's strategy of diversification across market sectors served us well in this environment, as performance early in the period was driven by our technology and telecommunications holdings, while performance since the spring correction has been aided by our holdings in insurance, health care, and energy companies.

What happened in the insurance, health care, and energy areas prior to March was that valuations, or stock prices in relation to projected earnings, had gone down -- not necessarily because these companies were having fundamental problems but because investors became enamored with technology firms that were seen as having more exciting growth prospects. Our research identified this as an opportunity to build positions in several of these less-glamorous companies at attractive prices.

In the insurance area, we believed that property and casualty insurers were poised for a cyclical upturn due to price increases after a couple of very difficult years, and that life insurers were going to benefit from premium increases and strong sales of annuity products. When the market rotated away from technology, our holdings in companies such as Hartford Financial Services and QBE Insurance appreciated. We also profited from our position in ReliaStar, an American life insurance company that was bought out by ING Groep, a Dutch financial services firm.

In the health care area, we noticed about a year ago that companies that had shown solid fundamental growth and that historically had traded at valuations 20% to 30% higher than the market average were trading at discounts to the market. Our research indicated that some of these companies would continue to grow earnings steadily, albeit not at the torrid pace expected of technology companies, but perhaps more reliably. We used the opportunity to build positions in companies such as Sanofi-Synthelabo, a global pharmaceutical firm headquartered in Paris. CIGNA, a U.S. health maintenance organization (HMO) that we believe is better managed than many other HMOs, was another health care holding that delivered solid performance as investors fled the technology sector in search of relatively safer havens.

In 1999, when energy stocks were out of favor due to low oil and gas prices, MFS analysts identified several exploration and production companies as undervalued opportunities. We were already building our positions in these firms when oil and gas prices started to rally about a year ago. Holdings such as Anderson Exploration in Canada and EOG Resources in Texas have been good performers from March through the end of the period. Recently, however, we have been reducing our exposure to some parts of the energy sector as stocks in those areas have reached what we consider to be full valuations.

For a better understanding of how we use our MFS Original Research(R) process to uncover new opportunities, it may help to look at a specific example in the portfolio: ProSieben, a German television broadcaster. The German television market had been lagging that of other European countries in terms of advertising growth, a major driver of TV station profits. For that reason, the stock of ProSieben was depressed. But our European media analyst believed that two things were about to happen. First, we expected consolidation in German broadcasting that would give ProSieben more power to raise advertising rates. Second, we felt advertising growth in Germany was about to accelerate as it had in much of the rest of Europe. Our outlook led us to accumulate a large position in ProSieben when our research indicated it had one of the lowest valuations of any European broadcaster. Subsequently, we witnessed the beginning of the industry consolidation that we expected, and the stock price rose significantly in 2000.

Looking ahead, we see that health care could continue to have solid long-term growth prospects, with projected earnings growth in the mid-teens for our holdings in the sector. Although valuations for these companies have risen as the market has recognized their potential, we're still comfortable with our positions. If these stocks were to rise to levels we considered overvalued, however, we would decrease our holdings.

Insurance is another area that we think continues to offer growth potential, for the reasons stated earlier. When we received cash for our ReliaStar shares in the buyout by ING Groep, we reinvested the money into other insurance companies such as St. Paul Companies.

In financial services, we believe one attractive area is banking firms that are heavily involved in the ongoing Asian economic recovery. We've increased our positions in HSBC Holdings, a global banking franchise that does a large part of its business in Hong Kong and other parts of Asia; Standard Chartered, a U.K.-headquartered emerging market bank with most of its business in Asia; and Oversea-Chinese Bank and Overseas Union Bank, both headquartered in Singapore.

Finally, we should note that despite the correction in technology, we're still bullish on several areas of the sector. In fact, the correction offered us what we felt were bargain prices on firms that our research indicated were still fundamentally strong companies with great long-term prospects. We added to our positions in companies we viewed as industry leaders, such as optical infrastructure supplier Corning and French telecommunications equipment supplier Alcatel. And although performance of telecommunications stocks was poor in the second half of the period, we're still quite confident in the long-term growth prospects of cellular operators Vodafone and NTT DoCoMo.

We believe the coming year may be a good time to be invested globally, for several reasons. First, the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to us to be spreading around the world. Second, we have found significant valuation opportunities in Europe and Asia, where stocks of strong companies have often sold for lower valuations than what we feel were equally good companies in the United States. And finally, we have seen increasing growth in other regions that may serve to counterbalance slowing growth in the U.S. Our projections of European growth have increased over those of last year; Japan has moved from negative to positive growth; and in the rest of Asia, recovery from the financial crisis of 1998 appears to us to be accelerating.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President of MFS Investment Management(R) (MFS(R)) and Director of International Equity Portfolio Management. He is portfolio manager of the global equity and international growth portfolios of our mutual funds, variable annuities, institutional accounts, and offshore funds.

David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, and Director of International Portfolio Management in 1999.

He is a graduate of Amherst College and the MIT's Sloan School of Management.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class  May 3, 1999
                 Service Class  May 1, 2000

Size: $4.7 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2000. Index information is from May 1, 1999.)

                             MFS Global
                             Equity Series           MSCI
                            - Initial Class       World Index
            -------------------------------------------------
             5/99              $10,000             $10,000
            12/99               12,383              11,623
            12/00               11,505              10,122

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS
                                                  1 Year                Life*
-----------------------------------------------------------------------------
Cumulative Total Return                          - 7.09%              +15.05%
-----------------------------------------------------------------------------
Average Annual Total Return                      - 7.09%              + 8.79%
-----------------------------------------------------------------------------

SERVICE CLASS
                                                  1 Year                Life*
-----------------------------------------------------------------------------
Cumulative Total Return                          - 7.23%              +14.88%
-----------------------------------------------------------------------------
Average Annual Total Return                      - 7.23%              + 8.70%
-----------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                  1 Year                Life*
-----------------------------------------------------------------------------
MSCI World Index#                                -12.92%              + 0.73%
-----------------------------------------------------------------------------

  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2000. Index information is from
    May 1, 1999.
(+) Average annual rate of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Stocks - 94.9%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                   VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 60.4%
  Australia - 1.9%
    QBE Insurance Group Ltd. (Insurance)*                                15,990              $   87,942
-------------------------------------------------------------------------------------------------------
  Bermuda - 0.1%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                        830              $    5,188
-------------------------------------------------------------------------------------------------------
  Brazil - 0.8%
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)*                                              950              $   37,763
-------------------------------------------------------------------------------------------------------
  Canada - 3.2%
    Anderson Exploration Ltd. (Oils)*                                     1,380              $   31,330
    AT&T Canada, Inc, ADR (Telecommunications)                              520                  15,082
    AT&T Canada, Inc. (Telecommunications)*                                 590                  17,221
    BCE, Inc. (Telecommunications)                                        1,839                  53,093
    Canadian National Railway Co. (Railroads)                             1,115                  33,101
                                                                                             ----------
                                                                                             $  149,827
-------------------------------------------------------------------------------------------------------
  Denmark - 0.9%
    Danske Bank (Banks and Credit Cos.)                                   2,200              $   39,616
-------------------------------------------------------------------------------------------------------
  Finland - 0.4%
    HPY Holding - Elisa Communications (Telecommunications)*                789              $   16,986
-------------------------------------------------------------------------------------------------------
  France - 7.2%
    Alcatel Co. (Telecommunications)                                        870              $   49,419
    Aventis S.A. (Pharmaceuticals)                                          380                  33,359
    Banque Nationale de Paris (Banks and Credit Cos.)                       340                  29,848
    Bouygues S.A. (Construction)                                            940                  42,584
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                 1,130                  75,328
    Technip S.A. (Construction)                                             352                  51,094
    Total Fina Elf S.A., "B" (Oils)                                         370                  55,027
                                                                                             ----------
                                                                                             $  336,659
-------------------------------------------------------------------------------------------------------
  Germany - 2.1%
    ProSieben Media AG, Preferred (Broadcasting)                          3,280              $   97,623
-------------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*             660              $    3,878
-------------------------------------------------------------------------------------------------------
  Japan - 12.3%
    Canon, Inc. (Special Products and Services)                           2,000              $   70,004
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                      3,000                  49,878
    Fast Retailing Co. (Retail)                                             300                  58,750
    Fuji Heavy Industries Ltd. (Automotive)                               4,000                  24,291
    Fujikura (Wire and Cable)                                             3,000                  22,471
    Hitachi Ltd. (Electronics)                                            3,000                  26,724
    Murata Manufacturing Co. Ltd. (Electronics)                             200                  23,451
    NTT DoCoMo, Inc. (Telecommunications)                                     4                  68,953
    Nikko Securities (Finance)                                            3,000                  23,233
    Ono Pharmaceutical (Pharmaceuticals)                                  1,000                  39,114
    Shionogi & Co., Ltd. (Pharmaceuticals)                                2,000                  40,777
    Sony Corp. (Electronics)                                                300                  20,739
    Sumitomo Electric Industries (Wire and Cable)                         3,000                  49,195
    Tokyo Broadcasting System, Inc. (Entertainment)                       2,000                  59,153
                                                                                             ----------
                                                                                             $  576,733
-------------------------------------------------------------------------------------------------------
  Mexico - 0.8%
    Grupo Television S.A. de C.V., GDR (Entertainment)*                     790              $   35,501
-------------------------------------------------------------------------------------------------------
  Netherlands - 7.8%
    Akzo Nobel N.V. (Chemicals)                                           2,210              $  118,688
    Elsevier N.V. (Publishing)                                            4,450                  65,429
    ING Groep N.V. (Financial Services)*                                    495                  39,541
    KPN N.V. (Telecommunications)*                                        1,313                  15,114
    Libertel N.V. (Cellular Telecommunications)*                          2,120                  23,786
    Philips Electronics N.V. (Electronics)                                1,305                  47,810
    Royal Dutch Petroleum Co. (Oils)                                        920                  56,371
                                                                                             ----------
                                                                                             $  366,739
-------------------------------------------------------------------------------------------------------
  Norway - 0.3%
    Schibsted ASA (Publishing)                                            1,045              $   12,891
-------------------------------------------------------------------------------------------------------
  Portugal - 0.5%
    Telecel - Comunicacoes Pessoais, S.A. (Cellular Telecommunications)   2,030              $   22,109
-------------------------------------------------------------------------------------------------------
  Singapore - 2.7%
    Oversea-Chinese Banking Corp. Ltd. (Banks and Credit Cos.)            5,000              $   37,251
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                     13,142                  61,478
    Singapore Press Holdings Ltd. (Printing and Publishing)               2,000                  29,570
                                                                                             ----------
                                                                                             $  128,299
-------------------------------------------------------------------------------------------------------
  Spain - 0.6%
    Repsol S.A. (Oils)                                                    1,640              $   26,207
-------------------------------------------------------------------------------------------------------
  Sweden - 1.3%
    Saab AB, "B" (Aerospace)                                              7,630              $   63,085
-------------------------------------------------------------------------------------------------------
  Switzerland - 4.6%
    Novartis AG (Medical and Health Products)                                69              $  121,997
    Syngenta AG (Chemicals)*                                              1,280                  68,724
    Synthes-Stratec, Inc. (Medical and Health Products)*                     31                  22,847
                                                                                             ----------
                                                                                             $  213,568
-------------------------------------------------------------------------------------------------------
  United Kingdom - 12.8%
    AstraZeneca Group PLC (Medical and Health Products)                     670              $   33,379
    Capital Radio PLC (Broadcasting)                                        860                  15,426
    Carlton Communications PLC (Broadcasting)                             3,640                  33,245
    CGNU PLC (Insurance)*                                                 2,300                  37,200
    Diageo PLC (Food and Beverage Products)*                              8,846                  99,172
    HSBC Holdings PLC (Banks and Credit Cos.)*                            3,654                  53,801
    NDS Group PLC, ADR (Internet)*                                           20                   1,093
    Next PLC (Retail)                                                     4,140                  49,817
    Reckitt Benckiser PLC (Consumer Goods and Services)*                  3,870                  53,337
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                   2,180                  51,552
    Standard Chartered PLC (Banks and Credit Cos.)*                       4,060                  58,534
    Vodafone Group PLC (Telecommunications)*                             30,801                 113,031
                                                                                             ----------
                                                                                             $  599,587
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $2,820,201
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 34.5%
  Aerospace - 1.5%
    Boeing Co.                                                            1,060              $   69,960
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.7%
    Hewlett-Packard Co.                                                     720              $   22,725
    International Business Machines Corp.                                   660                  56,100
                                                                                             ----------
                                                                                             $   78,825
-------------------------------------------------------------------------------------------------------
  Business Services - 1.4%
    Computer Sciences Corp.*                                                980              $   58,923
    United Parcel Service, Inc.                                             100                   5,881
                                                                                             ----------
                                                                                             $   64,804
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.7%
    Sprint Corp. (PCS Group)*                                             2,140              $   43,736
    Voicestream Wireless Corp.*                                             320                  32,200
                                                                                             ----------
                                                                                             $   75,936
-------------------------------------------------------------------------------------------------------
  Chemicals - 1.6%
    Air Products & Chemicals, Inc.                                          510              $   20,910
    Praxair, Inc.                                                           450                  19,969
    Rohm & Haas Co.                                                         950                  34,497
                                                                                             ----------
                                                                                             $   75,376
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    Compaq Computer Corp.                                                 2,620              $   39,431
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.3%
    Computer Associates International, Inc.                                 940              $   18,330
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.4%
    Viacom, Inc., "B"*                                                    1,390              $   64,982
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    Keebler Foods Co.                                                       940              $   38,951
    Quaker Oats Co.                                                         270                  26,291
                                                                                             ----------
                                                                                             $   65,242
-------------------------------------------------------------------------------------------------------
  Insurance - 5.4%
    CIGNA Corp.                                                             470              $   62,181
    Hartford Financial Services Group, Inc.                                 700                  49,438
    Marsh & McLennan Cos., Inc.                                             250                  29,250
    MetLife, Inc.*                                                          940                  32,900
    St. Paul Cos., Inc.                                                   1,460                  79,296
                                                                                             ----------
                                                                                             $  253,065
-------------------------------------------------------------------------------------------------------
  Machinery - 1.9%
    Deere & Co., Inc.                                                     1,430              $   65,512
    Ingersoll Rand Co.                                                      610                  25,544
                                                                                             ----------
                                                                                             $   91,056
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.4%
    American Home Products Corp.                                          1,220              $   77,531
    Pharmacia Corp.                                                         560                  34,160
                                                                                             ----------
                                                                                             $  111,691
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    IMS Health, Inc.                                                        820              $   22,140
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.5%
    Schlumberger Ltd.                                                       320              $   25,580
-------------------------------------------------------------------------------------------------------
  Oils - 3.5%
    Coastal Corp.                                                           230              $   20,312
    Conoco, Inc., "A"                                                     2,520                  72,135
    EOG Resources, Inc.                                                     580                  31,719
    Santa Fe International Corp.                                          1,220                  39,116
                                                                                             ----------
                                                                                             $  163,282
-------------------------------------------------------------------------------------------------------
  Retail - 2.6%
    BJ's Wholesale Club, Inc.*                                            1,840              $   70,610
    CVS Corp.                                                               810                  48,549
                                                                                             ----------
                                                                                             $  119,159
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Safeway, Inc.*                                                        1,110              $   69,375
-------------------------------------------------------------------------------------------------------
  Telecommunications - 3.7%
    BroadWing, Inc.*                                                        780              $   17,794
    Corning, Inc.                                                           820                  43,306
    NTL, Inc.*                                                            1,172                  28,055
    Time Warner Telecom, Inc.*                                              370                  23,472
    Verizon Communications                                                1,169                  58,596
                                                                                             ----------
                                                                                             $  171,223
-------------------------------------------------------------------------------------------------------
  Transportation - 0.7%
    Fedex Corp.*                                                            810              $   32,368
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $1,611,825
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,500,476)                                                   $4,432,026
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
Short-Term Obligations - 2.5%
-------------------------------------------------------------------------------------------------------
    UBS Finance, Inc., 6.5% due 1/02/01, at Amortized Cost              $   117              $  116,979
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 6.2%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/29/00, due 1/02/01, total to be received
      $290,208 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account) at Cost                  $   290              $  290,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,907,455)                                              $4,839,005

Other Assets, Less Liabilities - (3.6)%                                                        (169,322)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $4,669,683
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,907,455)                $4,839,005
  Investment of cash collateral for securities loaned, at value
    (identified cost, $750,817)                                         750,817
  Cash                                                                  132,503
  Foreign currency, at value (identified cost, $4,589)                    4,479
  Receivable for series shares sold                                      25,188
  Interest and dividends receivable                                       4,205
  Other assets                                                            8,800
                                                                     ----------
      Total assets                                                   $5,764,997
                                                                     ----------
Liabilities:
  Payable for investments purchased                                  $   25,466
  Payable for series shares reacquired                                  318,564
  Collateral for securities loaned, at value                            750,817
  Payable to affiliates -
    Management fee                                                          405
    Reimbursement fee                                                        62
                                                                     ----------
      Total liabilities                                              $1,095,314
                                                                     ----------
Net assets                                                           $4,669,683
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $4,776,976
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                        (68,568)
  Accumulated distributions in excess of net realized gains on
    investments and foreign currency transactions                       (38,523)
  Accumulated distributions in excess of net investment income             (202)
                                                                     ----------
      Total                                                          $4,669,683
                                                                     ==========
Shares of beneficial interest outstanding                              432,311
                                                                       =======
Initial Class shares:
Net asset value per share
  (net assets of 4,669,496 / 432,294 shares of beneficial
  interest outstanding)                                                 $10.80
                                                                        ======
Service Class shares:
Net asset value per share
  (net assets of 186.77 / 17.316 shares of beneficial interest
  outstanding)                                                          $10.79
                                                                        ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                   2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                        $   48,146
    Interest                                                             16,208
    Foreign taxes withheld                                               (3,402)
                                                                     ----------
      Total investment income                                        $   60,952
                                                                     ----------
  Expenses -
    Management fee                                                   $   31,242
    Trustees' compensation                                                2,180
    Shareholder servicing agent fee                                       1,092
    Distribution and service fee (Service Class)*                             0
    Administrative fee                                                      418
    Custodian fee                                                        15,276
    Printing                                                              7,600
    Auditing fees                                                        23,546
    Legal fees                                                            2,307
    Miscellaneous                                                         2,985
                                                                     ----------
      Total expenses                                                 $   86,646
    Fees paid indirectly                                                   (476)
    Reduction of expenses by investment adviser                         (49,594)
                                                                     ----------
      Net expenses                                                   $   36,576
                                                                     ----------
        Net investment income                                        $   24,376
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $   32,240
    Foreign currency transactions                                        (1,336)
                                                                     ----------
      Net realized gain on investments and foreign currency
        transactions                                                 $   30,904
                                                                     ----------
  Change in unrealized depreciation -
    Investments                                                      $ (264,690)
    Translation of assets and liabilities in foreign currencies              (5)
                                                                     ----------
      Net unrealized loss on investments and foreign currency
        translation                                                  $ (264,695)
                                                                     ----------
        Net realized and unrealized loss on investments and foreign
          currency                                                   $ (233,791)
                                                                     ----------
          Decrease in net assets from operations                     $ (209,415)
                                                                     ==========
* Amount was less than $1.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED         PERIOD ENDED
                                                                        DECEMBER 31,         DECEMBER 31,
                                                                                2000                1999*
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                   $   24,376           $    2,827
  Net realized gain on investments and foreign currency
    transactions                                                              30,904               76,027
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                    (264,695)             196,127
                                                                          ----------           ----------
    Increase (decrease) in net assets from operations                     $ (209,415)          $  274,981
                                                                          ----------           ----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                              $  (23,386)          $   (2,044)
  From net investment income (Service Class)                                      (1)                --
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                             (67,855)             (39,925)
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                                  (2)                --
  In excess of net realized gain on investments and foreign
    currency transactions (Initial Class)                                    (39,645)                --
  In excess of net realized gain on investments and foreign
    currency transactions (Service Class)                                         (1)                --
                                                                          ----------           ----------
    Total distributions declared to shareholders                          $ (130,890)          $  (41,969)
                                                                          ----------           ----------
Net increase in net assets from series share transactions                 $3,359,186           $1,417,790
                                                                          ----------           ----------
    Total increase in net assets                                          $3,018,881           $1,650,802
Net assets:
  At beginning of period                                                   1,650,802                 --
                                                                          ----------           ----------
  At end of period (including accumulated distributions in
    excess of net investment income of $202 and $68, respectively)        $4,669,683           $1,650,802
                                                                          ==========           ==========

* For the period from the commencement of the series' investment operations, May 3, 1999, through
  December 31, 1999.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED             PERIOD ENDED
INITIAL CLASS SHARES                                       DECEMBER 31, 2000       DECEMBER 31, 1999*
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $12.04                   $10.00
                                                                      ------                   ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.09                   $ 0.03
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                   (0.93)                    2.34
                                                                      ------                   ------
      Total from investment operations                                $(0.84)                  $ 2.37
                                                                      ------                   ------
Less distributions declared to shareholders -
  From net investment income                                          $(0.05)                  $(0.02)
  From net realized gain on investments and foreign currency
    transactions                                                       (0.22)                   (0.31)
  In excess of net realized gain on investments and foreign
    currency transactions                                              (0.13)                      --
                                                                      ------                   ------
      Total distributions declared to shareholders                    $(0.40)                  $(0.33)
                                                                      ------                   ------
Net asset value - end of period                                       $10.80                   $12.04
                                                                      ======                   ======
Total return                                                           (7.09)%                  23.83%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.19%                    1.31%+
  Net investment income                                                 0.78%                    0.37%+
Portfolio turnover                                                       101%                      68%
Net assets at end of period (000 Omitted)                             $4,669                   $1,651

(S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series pays the investment adviser a fee not greater than
    0.15% of average daily net assets. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
      Net investment loss                                             $(0.09)                  $(0.18)
      Ratios (to average net assets):
        Expenses##                                                      2.78%                    4.39%+
        Net investment loss                                            (0.81)%                  (2.71)%+
  * For the period from the commencement of the series' investment operations, May 3, 1999, through
    December 31, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
SERVICE CLASS SHARES                                     DECEMBER 31, 2000**
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $11.69
                                                                      ------
Income from investment operations# -
  Net investment income(S)                                            $ 0.05
  Net realized and unrealized loss on investments and foreign
    currency                                                           (0.75)
                                                                      ------
      Total from investment operations                                $(0.70)
                                                                      ------
Less distributions declared to shareholders -
  From net investment income                                          $(0.04)
  From net realized gain on investments and foreign currency
    transactions                                                       (0.10)
  In excess of net realized gain on investments and foreign
    currency transactions                                              (0.06)
                                                                      ------
      Total distributions declared to shareholders                    $(0.20)
                                                                      ------
Net asset value - end of period                                       $10.79
                                                                      ======
Total return                                                           (7.23)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.37%+
  Net investment income                                                 0.75%+
Portfolio turnover                                                       101%
Net assets at end of period                                             $187

(S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays MFS a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                             $(0.07)
      Ratios (to average net assets):
        Expenses##                                                      2.96%+
        Net investment loss                                            (0.84)%+
 ** For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Equity Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 8 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is initially recorded at cost. The series requires that the securities' collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $726,485. These loans were collateralized by cash of $750,817 which was invested in the following short-term obligation:

                                                                     IDENTIFIED
                                                     SHARES      COST AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       $750,817            $750,817

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

During the year ended December 31, 2000, $1,123 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2000, aggregate unreimbursed expenses amounted to $72,908.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The trustees have adopted a distribution plan for the Service Class pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended December 31, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $6,196,409 and $2,949,736, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $4,940,326
                                                                     ----------
Gross unrealized appreciation                                        $  412,919
Gross unrealized depreciation                                          (514,240)
                                                                     ----------
   Net unrealized depreciation                                       $ (101,321)
                                                                     ==========

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                      YEAR ENDED DECEMBER 31, 2000      PERIOD ENDED DECEMBER 31, 1999*
                                      ----------------------------      -------------------------------
                                               SHARES        AMOUNT               SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                 1,494,577     $17,209,982            133,529     $1,375,827
Shares issued to shareholders
  in reinvestment of
  distributions                                11,939         130,878              3,526         41,963
Shares redeemed                            (1,211,276)    (13,981,874)                --             --
                                           ----------     -----------             -------    ----------
    Net increase                              295,239     $ 3,358,986             137,055    $1,417,790
                                           ==========     ===========             =======    ==========
* For the period from the commencement of the series' investment operations,
  May 3, 1999, through December 31, 1999.

Service Class shares
                                     PERIOD ENDED DECEMBER 31, 2000**
                                     --------------------------------
                                               SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                        17            $200
                                                   --            ----
    Net increase                                   17            $200
                                                   ==            ====

** For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. Interest expense incurred on the borrowings amounted to $1,198 for the year. The average dollar amount of borrowings was $4,268 and the weighted average interest rate on these borrowings was 6.96%. A commitment fee of $20 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

FEDERAL TAX INFORMATION (unaudited)

The series has designated $5,276 as a capital gain dividend for the year ended December 31, 2000.

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 2.03%.

For the year ended December 31, 2000, income from foreign sources was $37,832, and the series designated a foreign tax credit of $3,268.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                           VGE-2 02/01 1M